Exhibit 10.17

Repayment Agreement

Party A (Lender) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: *

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

Party B (borrower) Shenzhen Ebitech Technology Co., Ltd

ID number/tax number: *

Address: 16-G, Nanyuan Maple Leaf Building, Nanshan Avenue, Nanshan street, Nanshan District, Shenzhen

According to the current operating performance of Shenzhen Tektronix Technology Co., Ltd. and the sales performance of Shenzhen Tektronix Technology Co., Ltd. in recent months, it has been in good condition.

Both parties negotiated to repay the loan agreement signed on March 31, 2020, with the amount of RMB two million two hundred and ninety-six thousand and seventy-two Yuan and six cents (¥: 2,296,072.06), and now plan to repay the principal of RMB one million two hundred and seventy-five thousand (¥: 1,275,000). Balance of arrears: Twenty one thousand seventy-two Yuan and six cents (¥: 21,072.06).The contract shall come into force from the date of signing by both parties. This contract is made in duplicate, with each party holding one copy. It has the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:    MM    DD    YY

Repayment Agreement

Party A (Lender) Shenzhen Baseman Precision Instrument Co., Ltd

ID number/tax number: *

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

Party B (borrower) Shenzhen Ebitech Technology Co., Ltd

ID number/tax number: *

Address: 16-G, Nanyuan Maple Leaf Building, Nanshan Avenue, Nanshan street, Nanshan District, Shenzhen

According to the current operating performance of Shenzhen Tektronix Technology Co., Ltd. and the sales performance of Shenzhen Tektronix Technology Co., Ltd. in recent months, it has been in good condition.

Both parties negotiated to repay the loan agreement signed on March 31, 2020, with the amount of RMB two million two hundred and ninety-six thousand and seventy-two Yuan and six cents (¥: 2,296,072.06), and now plan to repay the principal of RMB one million only (¥: 1,000,000). Balance of arrears: one million two hundred and ninety-six thousand and seventy-two Yuan and six cents (¥: 1,296,072.06). The contract shall come into force from the date of signing by both parties. This contract is made in duplicate, with each party holding one copy. It has the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:    MM    DD    YY

Repayment Agreement

Party A (Lender) Shenzhen Bestman Precision Instrument Co., Ltd

ID number/tax number: *

Address: Floor 8, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

Party B (borrower) Shenzhen Ebitech Technology Co., Ltd

ID number/tax number: *

Address: 16-G, Nanyuan Maple Leaf Building, Nanshan Avenue, Nanshan street, Nanshan District, Shenzhen

According to the current operating performance of Shenzhen Tektronix Technology Co., Ltd. and the sales performance of Shenzhen Tektronix Technology Co., Ltd. in recent months, it has been in good condition.

Both parties negotiated to repay the loan agreement signed on July 1, 2020 in the amount of RMB five hundred and eighty-one thousand and seventy Yuan and one dime (¥: 581,070.10), and now plan to repay the principal in the amount of RMB five hundred and eighty thousand only (¥: 580,000). Balance of arrears: RMB one thousand and seventy Yuan and one dime (¥: 1,070.10). The contract shall come into force from the date of signing by both parties. This contract is made in duplicate, with each party holding one copy. It has the same legal effect.

Signature of Party A: (affixed with corporate seal)

Signature of Party B: (affixed with corporate seal)

Signing date:    MM    DD    YY